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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549






                                    FORM 8-K
                                 CURRENT REPORT






     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934






      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) - DECEMBER 16, 1999







                              MINNESOTA POWER, INC.


                             A Minnesota Corporation
                           Commission File No. 1-3548
                   IRS Employer Identification No. 41-0418150
                             30 West Superior Street
                          Duluth, Minnesota 55802-2093
                           Telephone - (218) 722-2641





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ITEM 5.  OTHER EVENTS.

Reference is made to the Annual Report on Form 10-K for the year ended December 31, 1998 of Minnesota Power, Inc. (Minnesota Power) for background information on the following update.


Ref. 10-Q for the quarter ended June 30, 1999 Page 19. - Sixth Paragraph
Ref. 10-Q for the quarter ended September 30, 1999 Page 20. - Fourth Paragraph

On December 16, 1999 the Minnesota Public Utilities Commission (MPUC) closed its investigation into the reasonableness of Minnesota Power's rates. The investigation was opened by the MPUC in June 1999. In early September 1999 the MPUC clarified that the investigation was preliminary in nature. On September 29, 1999 Minnesota Power filed its report explaining 1998 actual and 1999 projected earnings, along with an explanation of why rates continue to be just and reasonable.

The Minnesota Department of Commerce (Department) recommended acceptance of Minnesota Power's September 1999 filing and closure of the investigation without any further action. On a 3-0 vote, the MPUC closed its preliminary investigation and determined it would not commence a full-scale rate investigation.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                                     Minnesota Power, Inc.
                                               ---------------------------------
                                                         (Registrant)





December 16, 1999                                        D. G. Gartzke
                                               ---------------------------------
                                                         D. G. Gartzke
                                                Senior Vice President - Finance
                                                  and Chief Financial Officer


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